SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No. ______)

Check the appropriate box:

[ X ] Preliminary Information Statement          [ ] Confidential, for use of the

[  ] Definitive Information Statement          Commission only (as permitted by Rule 14c-5(d)(2))

SRKP 16, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

      [  ] No Fee Required.

      [  ] Fee computed on table below per Exchange Act Rules 14c- 5(g) and 0-11.

         1) Title of each class of securities to which transaction applies:  Common Stock, par value $.0001 per share

         2) Aggregate number of securities to which transaction applies:  N/A

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): --N/A

         4) Proposed maximum aggregate value of transaction:  N/A

             ---

         5) Total Fee Paid.  ____________.

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         [   ]  Fee paid previously with preliminary materials.

         [    ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:  none.

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         2) Form, Schedule or Registration Statement No.:  14C

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         3) Filing Party:  SRKP 16, Inc.

         4) Date Filed:  March 23, 2012

SRKP 16, Inc.

2500 Broadway, Bldg. F, Suite F-125 Santa Monica, CA 90045 (310) 359-1680

Dear Stockholder:

We are furnishing this Information Statement to the holders of the Common Stock of SRKP 16, a Delaware corporation (the "Company"), in connection with the determination of our Board of Directors (“Board”) that it is in the best interest of the Company and our shareholders, which the Board has unanimously approved, that the Company undertake a change of name to “Arrogene, Inc.”  The implementation of the name change requires an amendment to our Certificate of Incorporation which itself requires shareholder approval. In addition, our Board has approved the adoption of the 2012 Equity Incentive Plan, subject to the approval of our shareholders. As permitted by Delaware law and our Certificate of Incorporation, the Company has received a written consent from the majority stockholders of the Company approving the authorization of the Board to implement a name change and approve the adoption of the 2012 Equity Incentive Plan.

The Name Change and adoption of the Equity Incentive Plan described in this Information Statement will not become effective until at least 20 calendar days following the date of mailing of this Information Statement to our stockholders.

STOCKHOLDERS ARE NOT BEING ASKED FOR PROXIES TO VOTE THEIR SHARES WITH RESPECT TO THE NAME CHANGE. NO PROXY CARD HAS BEEN ENCLOSED WITH THIS INFORMATION STATEMENT AND NO MEETING OF STOCKHOLDERS WILL BE HELD TO CONSIDER THE NAME CHANGE.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being provided to you pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended. It contains a description of the Name Change, the 2012 Equity Incentive Plan as well as summary information regarding the transactions covered by the Information Statement. We encourage you to read the Information Statement thoroughly. You may also obtain information about us from publicly available documents filed with the Securities and Exchange Commission. We may provide only one copy of the Information Statement to stockholders who share an address, unless we have received instructions otherwise. If you share an address, your household has received only one copy of this Information Statement and you wish to receive another copy, please contact our corporate secretary at the address or telephone number above. If you have received multiple copies and only wish to receive one copy of our SEC materials, you also may contact us at the address and phone number above.

                                    Very truly yours,

                                    /s/ Maurizio Vecchione

                                    Maurizio Vecchione, Chief Executive Officer

SRKP 16, Inc.

INFORMATION STATEMENT

TABLE OF CONTENTS

Introduction

1

Summary Term Sheet.

3

Summary Information In Question And Answer Format

3

Prior Stockholder Approval

5

Information About the Company

5

Executive Summary

6

Voting Securities And Principal Holders Thereof

12

The Name Change

13

2012 Equity Incentive Plan

14

Where You Can Find Additional Information

22

INFORMATION STATEMENT

SRKP 16, Inc.

2500 Broadway, Bldg. F, Suite F-125 Santa Monica, CA 90045 (310) 359-1680

Introduction

We are furnishing this Information Statement to the holders of the Common Stock of SRKP 16, a Delaware corporation (the "Company"), in connection with the determination of our Board that it is in the best interest of the Company and our shareholders, which the Board has unanimously approved, that the Company undertake (i)) a change of name for the Company to “Arrogene, Inc.” (the “Name Change”) and (ii) the approval of our 2012 Equity Incentive Plan (the “2012 Plan” or “Plan”).  Hereafter, approval of the Name Change and 2012 Plan shall collectively be referred to as the “Shareholder Actions”.

The implementation of the Name Change requires an amendment to our Certificate of Incorporation which itself requires shareholder approval. The approval of the 2012 Plan requires shareholder approval under Section 422 of the Internal Revenue Code of 1986, as amended and Section 16(b) of the Securities Exchange Act of 1934 (the “Exchange Act”).  As permitted by Delaware law and our Certificate of Incorporation, the Company has received a written consent from the majority stockholders of the Company approving the authorization of the Board to implement the Shareholder Actions.

The Shareholder Actions described in this Information Statement will not become effective until at least 20 calendar days following the date of mailing of this Information Statement to our stockholders.

Under Delaware law and our Certificate of Incorporation, the affirmative vote of a majority of the votes entitled to be cast by holders of all shares of the Company's Common Stock, par value $.0001 per share ("Common Stock"), outstanding as of the close of business on March 22, 2012, is required to approve the Shareholder Actions. Under our Certificate of Incorporation, each share of Common Stock is entitled to one vote per share. As of March 22, 2012, there were outstanding 15,413,610 shares of Common Stock, representing a total of 15,413,610 votes. As permitted by the Delaware General Corporation Law, on March 22, 2012, the Company received a written consent in lieu of a meeting of stockholders from holders of 8,428,767 shares of Common Stock representing 54.68% of the total issued and outstanding shares of voting stock of the Company approving the Shareholder Actions.

STOCKHOLDERS ARE NOT BEING ASKED FOR PROXIES TO VOTE THEIR SHARES WITH RESPECT TO THE SHAREHOLDER ACTIONS. NO PROXY CARD HAS BEEN ENCLOSED WITH THIS INFORMATION STATEMENT AND NO MEETING OF STOCKHOLDERS WILL BE HELD TO CONSIDER THE SHAREHOLDER ACTIONS.

The Shareholder Actions will not become effective until at least 20 calendar days following the date of mailing of this Information Statement to our stockholders.

This Information Statement is furnished for the purposes of informing stockholders, in the manner required under the Securities Exchange Act of 1934, as amended, of the Name Change and adoption of the 2012 Equity Incentive Plan before they are consummated. This Information Statement is first being mailed on or about _________, 2012 to holders of record of Common Stock as of the close of business on March 22, 2012.

Summary Term Sheet

This Information Statement is being furnished to the stockholders of SRKP 16, Inc., a Delaware corporation, in connection with the prior approval by our Board and receipt by the Board of approval by written consent of our majority stockholders, for the Shareholder Actions. The terms "we," "our," and the "Company" in this Information Statement refer to SRKP 16, Inc.  References to "you" are to the stockholders of SRKP 16, Inc.

A NOTE ABOUT FORWARD-LOOKING STATEMENTS

This Information Statement contains certain forward-looking statements, including statements regarding our "expectations," "beliefs," "goals," "hopes," "strategies," and the like. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of invoking those safe harbor provisions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that are subject to change at any time and from time to time and that could cause our actual results, performance or achievements to differ materially from our expectations of future results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results or developments to differ materially from those described in or contemplated or implied by such forward-looking statements include, without limitation, the risk that the assumptions upon which the forward-looking statements are based ultimately may prove to be incorrect or incomplete, as well as other risks and uncertainties that are described in the Company's filings with the Securities and Exchange Commission. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we cannot guarantee future events or results. Except as may be required under federal law, we undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur.

Summary Information In Question And Answer Format

The following information in question and answer format, summarizes many of the material terms of the Company's proposed Shareholder Actions.   For a complete description of the terms and conditions of the Shareholder Actions, you are advised to carefully read this entire Information Statement and the other documents referred to herein.

What Vote Is Required To Approve The Shareholder Actions?

Approval of the Shareholder Actions requires the affirmative vote of the holders of not less than a majority of the Company's outstanding common stock.

What Constitutes A Majority Of The Company's Outstanding Common Stock?

On March 22, 2012, the Company had 15,413,610 shares of Common Stock issued and outstanding and 7,706,806 constitutes a majority of the shares of Common Stock issued and outstanding.

Who Voted In Favor Of The Shareholder Actions?

Shareholders owning an aggregate of 8,428,767 shares of our common stock voted in favor of the Shareholder Actions. Those shares represent 54.68% of the shares of common stock outstanding. Those shareholder(s) consisted of M&A Vecchione, LLC. , an entity controlled by Maurizio Vecchione, our CEO, (1,349,165 shares (8.8%)), Julia Ljubimova, our President (3,852,592 shares (25.0%)), Robert Stuckelman, our Chairman (832,777 (5.4%)), and Keith Black, Scientific Advisory Board Member (2,394,233 (15.5%)).  Such shareholders shall be referred to as the" Majority Stockholders".

Will The Stockholders That Voted In Favor Of The Shareholder Action Have Any Special Interest in the Shareholder Actions?

Yes.  As executive officers, directors and Scientific Advisory Board members, the Majority Shareholders will be eligible to participate in the 2012 Plan and receive equity grants and awards thereunder, as determined in the future by the Board which shall administer the Plan.  There currently exist no agreements, commitments or understandings with any of the Majority Shareholders regarding their future participation in the Plan.

Why Isn't The Company Holding A Stockholders Meeting To Vote On The Proposed Shareholder Actions?

In order to lawfully close on the proposed Shareholder Actions, Delaware law requires that a majority of shares of Common Stock vote in favor of the proposed Shareholder Actions.  The stockholders voting in favor of the proposed Shareholder Actions represent 54.68% of the shares outstanding, or a majority of the outstanding shares. Therefore, management concluded that because approving a transaction by the written consent of stockholders can be faster than distributing a notice of meeting and proxy statement, and conducting a stockholders meeting, and in light of the fact that Company management wanted to expedite the closing of the proposed Shareholder Actions, management and the Board of Directors decided not to conduct a meeting of stockholders.  Instead, stockholders owning approximately 54.68% of the shares signed a written consent approving the Shareholder Actions and the transactions contemplated thereby.

What Will Happen To The Company After The Shareholder Actions?

Following the Shareholder Action, the Company is expected to continue efforts to commercialize both a new cancer treatment targeting technology and a proprietary molecular delivery platform that interferes with those targets in order to inhibit and finally eradicate tumor progression

What Rights Do Stockholders Have To Dissent From The Shareholder Actions?

Company stockholders do not have the right to seek the appraisal of their shares under Delaware law.

What Are The Income Tax Consequences Of The Shareholder Actions?

There will be no federal or state income tax consequences to our shareholders as a result of the Shareholder Actions.

Prior Stockholder Approval

Our ability to undertake the Shareholder Actions without a meeting of our stockholders is authorized by Section 228 of the Delaware General Corporation Law. That section generally provides that a Delaware corporation may substitute for action on a matter by its stockholders at a meeting the written consent of the holders of outstanding shares of capital stock holding at least the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on the matter are present and voted. In accordance with this provision, we obtained the written consent of the Majority Stockholders to the Shareholder Actions. As a result of the action of the Majority Stockholders, we are not soliciting proxies, and there will be no further stockholder action on the Shareholder Actions.

Holders of record of the Company's Common Stock are entitled to notice of the action taken by written consent approving the Shareholder Actions.

Under Delaware law and our Certificate of Incorporation, the affirmative vote of a majority of the votes entitled to be cast by holders of all shares of our Common Stock outstanding as of the close of business on the Record Date, was required to approve the Shareholder Actions.  Each holder of Common Stock was entitled to one vote on each of the foregoing matters, for each share of Common Stock held by such stockholder. As of March 22, 2012, there were outstanding 15,413,610 shares of Common Stock. As of that date, the Majority Stockholders held 8,428,767 shares of Common Stock and were entitled to cast a total of 8,428,767 votes, or 54.68% of the total votes entitled to be cast by all holders of our Common Stock.

The action by written consent approving the Shareholder Actions was dated March 22, 2012.

Information About the Company

Summary of Recent Developments

SRKP 16, Inc. (“we”, “us”, “our”, the "Company") was incorporated in the State of Delaware on December 7, 2006. Since inception, on January 3, 2007, the Company has been engaged in organizational efforts and obtaining initial financing.  The Company was formed as a vehicle to pursue a business combination and has made no efforts to identify a possible business combination.  As a result, the business purpose of the Company is to seek the acquisition of, or merger with, an existing company.  The Company selected December 31 as its fiscal year end.

On January 11, 2012, the Company consummated an Agreement and Plan of Reorganization (the “Exchange Agreement”) dated as of July 18, 2011, by and between SRKP 16, Inc, and Arrogene NanoTechnology, Inc., a California corporation (“Arrogene”).    Pursuant to the terms of the Exchange Agreement, SRKP  issued an aggregate of 12,660,000 shares of common stock (“Common Stock” or “Shares”) to acquire 100% of the issued and outstanding securities of Arrogene (the "Acquisition") in a transaction structured as a stock-for-stock exchange (the “Exchange”).  Our current shareholders also cancelled an aggregate of 5,454,780 shares of common stock held such that our current shareholders will hold an aggregate of 1,641,610 shares of common stock immediately after the Share Exchange.  Our current shareholders also cancelled an aggregate of 7,096,390 warrants such that our current shareholders held no warrants immediately after the Share Exchange.  In addition, we consummated an initial closing of a private placement concurrently with the Share Exchange.  Upon completion of the Exchange, and giving effect to the Share and Warrant Cancellations and initial closing of the private placement, the shareholders of Arrogene own shares of SRKP Common Stock representing, when issued, approximately 86% of the total issued and outstanding shares of SRKP in a transaction that will result in a change in control of SRKP (the “Share Exchange”).

EXECUTIVE SUMMARY

Arrogene NanoTechnology, Inc.

Arrogene was incorporated in 2007 (f/k/a Arrogene, Inc.) and is an emerging biotechnology company focused on oncology.  Arrogene has an exclusive option to license a family of related nano-biopolymers collectively referred to as “Polycefin™” that are capable of acting as a drug delivery and targeting platform for cancer therapy and diagnositcs.  Polycefin are designed to target cancer cells and deliver a variety of bound therapeutics to them.   In vivo pre clinical studies have shown evidence that existing cancer drugs could have increased efficacy and reduced side effects when attached to the Polycefin  platform.  Polycefin’s have the ability to harbor various drugs at the same time making it a master delivery vehicle that can be customized for a particular tumor and potentially for an individual patient.  Additionally, in vivo testing has shown efficacy against more than one type of cancer (breast and  brain) suggesting that Polycefin may have application to a wide range of cancer types, therapeutics and diagnostics.

We plan on commercializing our products using a licensing and cost sharing strategy, seeking to enter into arrangements with major pharmaceutical companies with existing cancer therapy drugs facing issues relating to patent expirations, market expansion or contraction.   It is our goal to only commence Phase I and Phase II clinical trials with a commitment from a licensee to complete Phase III clinical trials and go to market, if approval is received.  Further, we are also exploring use of Polycefin as a potential medical diagnostic product(s) for oncology related applications.   All of our planned products will require approval or marketing clearance from the United States Food and Drug Administration (the “FDA”).  To date we have not filed any applications with the FDA.

Subsequent to consummation of the Exchange Agreement, Arrogene completed the acquisition of an exclusive license to certain technologies and patents (the “License”) from Cedars-Sinai Medical Center (“CSMC”) in Los Angeles, one of the nation’s premiere research institutions.  CSMC has developed a family of related nano-biopolymers (collectively referred to here as Polycefin™), believed capable of acting as a drug delivery and targeting platform for cancer therapy.  The founders of Arrogene were principally involved in the research and development behind all critical discoveries and science at CSMC related to Polycefin and authored all the patents underlying the technologies behind Polycefin (the “Technology”) and include internationally acclaimed brain surgeon and scientist Dr. Keith Black, Dr. Julia Ljubimova, Dr. Eggehard Holler, and Dr. Alex Ljubimova.  Work on Polycefin involved seven years of development and over $6,000,000 of grants funded mainly from the National Institute of Health (“NIH”).  We believe the same platform can also be an effective targeting platform for diagnostic imaging of tumors and other conditions through Magnetic Resonance Imaging (MRI) and other modalities based on preclinical testing.  The platform targets certain cancer cells and delivers a variety of bound therapeutics or imaging agents to them.  In vivo studies show evidence that when attached to the platform, drugs for cancer therapy could have increased treatment efficacy and reduced side effects.  Imaging studies have shown the potential of using the platform to improve the visualization, accuracy, and definition of cancers, including the ability to image certain metastatic cancers (when a cancer spreads (metastasizes) from its original site to another area of the body, it is termed metastatic cancer) difficult to detect or visualize using conventional diagnostic imaging techniques.  In vivo and in vitro studies, many of which have been published, have shown that tumor size was reduced and animal survival increased using the targeting platform in conjunction with therapeutics as compared to using those same therapeutics in conventional therapies.

Polycefin has the ability to harbor various drugs at the same time making it a potential master delivery vehicle that can be customized for a particular tumor, group of tumors and even for an individual patient. Additionally, in vivo testing has shown effectiveness against more than one, widely different, type of cancer (breast and brain), suggesting that Polycefin’s application might be flexible and appropriate to a wide range of cancer types and therapeutics.

Arrogene’s product development plan focuses on delivering a diagnostic imaging product line first, due to the relatively shorter regulatory approval process associated with diagnostic imaging agents over therapeutics.  Much pre-clinical and clinical work necessary to support the diagnostic imaging products can also be leveraged, to support the filing of an Investigational New Drug (“IND”) approval for therapeutic agents, a process that Arrogene intends to follow as a second step.  Early indications for both the diagnostic imaging and therapeutics product lines center around primary lung, brain and breast cancers and their metastatic forms into the brain.  As survival rates for these primary cancers improve, increasingly significant percentiles of the patient population are developing metastatic forms of these cancers, which are often found late stage and have few or no treatment options.  Arrogene estimates that 30% of breast and 75% of lung primary cancers metastasize to the brain, based on published studies.  Polycefin’s ability to pass through the Brain Blood Barrier makes it ideally suited for use as a diagnostic and/or therapeutic to treat such metastatic cancers and might present an early market opportunity.

It is estimated that approximately 207,000 new cases of breast cancer are diagnosed every year in the U.S.1  Approximately 204,000 cases of lung cancer are diagnosed annually.2 Additionally there are between 120,000 and 140,000 annual cases of cases of secondary brain cancers.3 Based on these patient populations, and certain price and usage assumptions, Arrogene has estimated the total market potential for the diagnostic imaging products for these indications at a minimum of $500 million annually. The market potential for the therapeutics products for the same indications, based on the same assumptions, is estimated to exceed $30 billion annually.

We plan to bring our products to market using a licensing and cost sharing strategy.  We will seek to joint venture with pharmaceutical companies with existing cancer therapy drugs or active diagnostic imaging agents.  This licensing strategy can offset some of the risks to the licensee while creating strong incentives to the partners to execute successfully and to scale in the marketplace.  It also may limit our risk, as we begin phases I and II clinical work only with a commitment by the licensee to complete phase III clinical trials and go to market, if successful.

Arrogene’s offices are located at 2500 Broadway, Bldg. F, Suite F-125 Santa Monica, CA 90045.

1 2010 Cases, sourced from Breast Cancer.org

2 Center for Disease Control

3 Victor Tse, eMedicine, Stanford University,  March 2011

PRINCIPAL TERMS OF THE SHARE EXCHANGE

Pursuant to the terms of the Exchange Agreement, effective January 11, 2012, the Company issued an aggregate of 12,660,000 shares of Common Stock to the shareholders of Arrogene, pro rata, in exchange for 100% of the equity interest in Arrogene.  Under the terms of the Exchange Agreement or as a result of the transactions contemplated by the Exchange Agreement:

•	Arrogene became a 100%-owned subsidiary of SRKP 16;
•	We issued an aggregate of 12,660,000 shares of Common Stock to the shareholders of Arrogene, pro rata;
•	We caused 5,454,780 shares of our Common Stock held by certain of our stockholders to be cancelled and extinguished (the “SRKP 16 Share Cancellation”);
•	We caused 7,096,390 warrants held by certain of our stockholders to be cancelled and extinguished (the “SRKP 16 Warrant Cancellation”);
•

We conducted a first closing of a private placement offering resulting in gross proceeds of $502,000 (the “Private Placement Offering”); and thereafter the Private Placement Offering will continue until a Maximum Offering of up to $4.0 million is sold (which may be increased by $800,000 to cover over-allotments) or until terminated by agreement of the Company and the Placement Agents.

As a result of the Share Exchange, we became a 100% parent corporation of Arrogene, and the shareholders of Arrogene became stockholders of SRKP.  According to the terms of the Exchange Agreement, immediately following the closing of the Share Exchange and the initial closing of the Private Placement Offering, we had approximately 14.8 million shares of common stock issued and outstanding (excluding outstanding warrants); the former Arrogene shareholders  owned approximately 86% of our outstanding Common Stock, the pre-existing stockholders of SRKP 16  owned approximately 11% of our outstanding Common Stock, and investors in the Private Placement Offering  owned approximately 3% of our outstanding Common Stock.   Consummation of the Share Exchange resulted in a change-of-control of our Company on the date the Share Exchange was completed.

The transactions contemplated by the Exchange Agreement, as amended, were intended to be a “tax-free” Exchange pursuant to the provisions of Sections 351 and/or 368(a) of the Internal Revenue Code of 1986, as amended.

The securities issued to the Arrogene shareholders were issued in reliance upon exemptions from registration pursuant to (i) Section 4(2) under the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 promulgated thereunder. The Arrogene shareholders took the Exchange Shares subject to a lock-up agreement whereby they will agree not to resell any of the Exchange Shares for a period of two years and thereafter will resell subject to certain volume limitations defined by the then prevailing public trading price of the Exchange Shares, should such a public trading price develop. The Arrogene shareholders further agreed to resell the securities only pursuant to a registration statement under the Securities Act or pursuant to an available exemption from registration.

Our former Board, which consisted of Richard A. Rappaport and Anthony C. Pintsopoulos,  appointed Maurizio Vecchione, Julia Ljubimova and Robert Stuckelman to the board of directors of

our Company, with Robert Stuckelman serving as Chairman of the Board.   Mr. Rappaport, who was our President and a director, and Mr. Pintsopoulos, who was our Chief Financial Officer, Secretary and a director, then resigned from all of their respective director and executive positions with our company.  In addition, concurrent with the closing of the Share Exchange, our reconstituted board appointed Maurizio Vecchione as our Chief Executive Officer; Julia Ljubimova as our President and Chief Scientific Officer and Jeffrey Sperber as our Chief Financial Officer.

Because of the change in the composition of our board of directors and the exchange of securities pursuant to the Exchange Agreement, there was a change-of-control of our Company on the date the Share Exchange was completed.

THE PRIVATE PLACEMENT

On January 11, 2012, concurrently with the close of the Share Exchange, the Company conducted an initial closing of a private placement transaction (the “Private Placement”).  Pursuant to subscription agreements entered into with the investors, the Company sold and issued an aggregate of 502,000 Units at a private offering price of $1.00 per Unit for gross proceeds of $502,000.  Each Unit sold in the Private Placement consisted of (i) one share of Common Stock, and (ii) two Common Stock purchase warrants (the “Warrants”) that are exercisable for five years from the date of issuance.  One of the Warrants is exercisable to purchase one share of Common Stock at an exercise price of $1.50 per share; and a second Warrant is exercisable to purchase one share of Common Stock at an exercise price of $2.00 per share. The Units, the Shares, the Warrants, and the Common Stock into which the Warrants are exercisable will be referred to as the “Securities.” The Securities were offered and sold through GVC Capital LLC (“GVC”) and WestPark Capital, Inc. (“WestPark”) as co-placement agents (the “Placement Agents”) on a best efforts, all-or-none basis as to the first 500,000 Units ($500,000) (the “Minimum Offering”) and on a best efforts basis as to the remaining 3,500,000 Units ($3.5 million)(the “Maximum Offering”).  If the Offering is over-subscribed, we may, in our sole discretion, accept subscriptions for an additional 800,000 Units ($800,000) (the “Over-Allotment Option”), or a total Offering of 4,800,000 Units ($4.80 million).

Upon the closing of the Private Placement, the Placement Agents are to be paid a commission equal to 10% of the gross proceeds from the financing and a 3% non-accountable expense allowance, in addition to Placement Agent Warrants equal to 10% of the number of shares of common stock underlying the Units sold in the Offering.  The Placement Agent Warrants shall be exercisable for five years and shall have an exercise price of $1.00 per share for Warrants issued on the Units, and an exercise price of $1.50 and $2.00 per share for Warrants issued on the Warrants included in the Units. Some of the controlling stockholders and control persons of the placement agent were also, prior to the completion of the Share Exchange, controlling stockholders and control persons of the Company, including Richard Rappaport, who is the Chief Executive Officer of the placement agent and was the President and a significant stockholder of the Company prior to the Share Exchange, and Anthony C. Pintsopoulos, who is the Chief Financial Officer of the placement agent and was Chief Financial Officer and an officer and director prior to the Share Exchange.  Each of Messrs. Rappaport and Pintsopoulos resigned from all of their executive and director positions with the Company upon the closing of the Share Exchange.

Effective February 8, 2012, we conducted a second closing of the Offering in which we consummated the sale of an additional 610,000 Units for gross proceeds of $610,000.  The Offering is continuing as of the date of this Information Statement.

SHARE AND WARRANT CANCELLATION

The shareholders and warrantholders of SRKP prior to the Share Exchange agreed to cancel an aggregate of 5,454,780 shares of common stock and 7,096,390 warrants (the “Share and Warrant Cancellations”).  As a result of the Share and Warrant Cancellations, the shareholders of the Company owned an aggregate of 1,641,610 shares of common stock immediately prior to the Share Exchange, representing approximately 11% of the total issued and outstanding shares of common stock immediately after the Share Exchange.

THE CSMC LICENSE

CSMC is the owner of the patents and technology underlying Polycefin.  In December 2009, Arrogene obtained an exclusive option to license from CSMC all relevant intellectual properties and their exploitation rights. The option to license agreement has been amended four times. As consideration for this license option, Arrogene issued CSMC 31,900 shares of Common Stock.  In October 2011, Arrogene gave notice to CSMC of its intention to exercise the option and in November 2011 Arrogene issued CSMC an additional 1,468,100 shares of Common Stock and paid CSMC a one-time license fee of $40,000.  In order to effectuate the License, Arrogene was required to consummate the Exchange and raise at least $1.0 million in the Private Placement by October 31, 2011.  Arrogene effecuated the License, as confirmed by CSMC in writing dated March 9, 2012.

As a result of effectuating the License, Arrogene has an exclusive license for all underlying intellectual properties, including patents, patents pending and future patent rights.  Pursuant to the License, CSMC will participate in the future revenue of the Company by virtue of a 3.5% royalty on gross revenues, as defined in the License, realized by the Company directly related to the licensed intellectual properties.  Also, Arrogene has the ability to enter into sub-licenses of the technology.  Arrogene will also be granted certain additional rights on future derivative intellectual properties developed by CSMC.

Additionally, the License provides Arrogene with laboratory access and use of CSMC's research laboratory and facilities for Arrogene’s research and development needs.  CSMC research facilities include over $50M of sophisticated laboratories and related systems.  Additionally, the Arrogene scientific team is co-located within CSMC's facilities.  The laboratory access agreement provides a formal framework for CSMC scientists to collaborate with Arrogene as well as for Arrogene to commission studies from CSMC.

Once the License is consummated, Arrogene must meet certain performance milestones in order to maintain the License. If the Company fails to meet any of these milestones, the License may be terminated by CSMC. Those performance milestones include:

•

On or before December 31, 2012, Arrogene shall begin development for, or enter into a license, sub-license or joint venture with a non affiliated third party to cause development of at least one product;

•

Arrogene must expend at least $500,000 in aggregate on product development by December 31, 2012; and at least $1.0 million in aggregate on product development each year through December 31, 2013;

•

Within four years, Arrogene shall pay CSMC $150,000 to cooperatively fund further technology development; and,

•

By December 31, 2013, Arrogene shall have commenced clinical trials on at least one commercial product candidate for any indication.

Further, in the event the Company issues or sells shares of Common Stock in addition to those sold in the Private Placement, the License requires that the Company issue to CSMC additional shares of Common Stock for no additional consideration so as to assure CSMC will own 5% of the total issued and outstanding shares of the Company until December 31, 2015.

Dissenters' Rights

In accordance with the Delaware General Corporation Law, our stockholders do not have dissenters' or appraisal rights in connection with the Shareholder Actions.

Certain Federal Income Tax Consequences

The Shareholder Actions will not result in any impact on our stockholders for federal and state income tax purposes.

Government Approvals

Except for compliance with the applicable regulations of the Securities and Exchange Commission in connection with this Information Statement and of the Delaware General Corporation Law in connection with the Shareholder Actions, we are not required to comply with any federal or state regulatory requirements, and no federal or state regulatory approvals are required in connection with the Shareholder Actions.

Voting Securities And Principal Holders Thereof

As of the Record Date, there were outstanding 15,413,610 shares of Common Stock, $0.0001 par value.

The table shows the number of shares owned as of March 22, 2012 and the percentage of outstanding common stock owned as of March 22, 2012.  Each person has sole voting and investment power with respect to the shares shown, except as noted.

Name and Address of Beneficial Owner	Number of Shares	Percent[1]
Julia Ljubimova (2)	3,852,592	25.0%
Keith Black	2,394,233	15.5%
Alex Ljubimov (2)	728,680	4.7%
Marc Rosenberg	844,777	5.5%
Robert Stuckelman	832,777	5.4%
Eggehard Holler	832,777	5.4%
Maurizio Vecchione (3)	1,349,165	8.8%
Jeffrey Sperber	-0-	0.0%
Richard Rappaport (4)	1,274,389	8.26%
Cedars-Sinai Medical Center	1,500,000	9.7%
Executive Officers and Directors as a Group (6 persons)	8,641,059	56.1%

(1)

There are currently 15,413,610 shares of Common Stock issued and outstanding.

(2)

Ms.Ljubimova and Mr. Ljubimov are husband and wife.

(3)

Shares are held by M&A Vecchione, LLC. of which Mr. Vecchione is the sole owner.

(4)

Consists of shares of SRKP that Mr. Rappaport owns or controls.  Mr. Rappaport’s address is WestPark Capital, Inc., 1900 Avenue of the Stars, Suite 310, Los Angeles, CA  90067

NAME CHANGE

To reflect the Share Exchange and change in control of the Company, our Board and the Majority Shareholders determined to rename the Company  “Arrogene, Inc.”. The implementation of the Name Change requires an amendment to our Certificate of Incorporation which itself requires shareholder approval. As permitted by Delaware law and our Certificate of Incorporation, the Company has received a written consent from the majority stockholders of the Company approving the Name Change.

Approval Of The Board Of Directors and Stockholders

The Board of Directors of the Company, after careful consideration, has approved the Name Change and has recommended that the Company's stockholders vote for its adoption. Effective March 22, 2012, stockholders holding 54.68% of the Company's shares of common stock outstanding executed a written consent in lieu of a stockholders meeting approving the Name Change.

2012 EQUITY INCENTIVE PLAN

Our Board and the holders of a majority of our outstanding shares have determined that, in order to be able to provide incentive to management, directors and certain consultants it is in the best interests of our shareholders that the 2012 Equity Incentive Plan (the “Plan”) be approved and adopted.

In order to attract and hire key technical personnel and management as our Company grows, it will be necessary to offer option packages in order that we can compete effectively with other companies seeking the support of these highly qualified individuals.

As a result, our Board has recommended that we authorize an aggregate of 1,500,000 shares to be reserved for issuance under the Plan.

Our executive officers and directors are eligible to received option grants and common stock awards under the Plan. No determination or commitment has been made with respect to the possible participation of our executive officers and directors in future grants under the Plan.

Approval Of The Board Of Directors and Stockholders

The Board of the Company, after careful consideration, has approved the Plan and has recommended that the Company's stockholders vote for its adoption. Effective March 22, 2012, stockholders holding 54.68% of the Company's shares of common stock outstanding executed a written consent in lieu of a stockholders meeting approving the Plan.

 EQUITY INCENTIVE PLAN

The Company's 2012 Equity Incentive Plan was adopted by the Board.  In order to be authorized to grant incentive stock options that qualify under Section 422 of the Internal Revenue Code of 1986, as amended, it is necessary that such a plan receive and obtain shareholder approval.  The essential features of the 2012 Plan are outlined below:

The 2012 Plan provides for the grant of (1) both incentive and nonstatutory stock options, (2) stock bonuses, (3) rights to purchase restricted stock and (4) stock appreciation rights (collectively, "Stock Awards"). Incentive stock options granted under the 2012 Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code. Nonstatutory stock options granted under the 2012 Plan are intended not to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of Stock Awards.

The 2012 Plan was adopted by the Board of Directors and the holders of a majority of our outstanding shares effective March 22, 2012.  The 2012 Plan provides a means by which selected officers and employees of and consultants to the Company and its affiliates could be given an opportunity to purchase stock in the Company, to assist in retaining the services of employees holding key positions, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company.

The 2012 Plan is administered by the Board . The Board has the power to construe and interpret the 2012 Plan and, subject to the provisions of the 2012 Plan, to determine the persons to whom and the dates on which Stock Awards will be granted; whether a Stock Award will be an incentive stock option, a nonstatutory stock option, a stock bonus, a right to purchase restricted stock, a stock appreciation right or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an independent stock appreciation right; and the number of shares with respect to which a Stock Award shall be granted to each such person.  The Board is authorized to delegate administration of the 2012 Plan to a committee composed of not fewer than two members of the Board.

Incentive stock options and stock appreciation rights related to incentive stock options may be granted under the 2012 Plan only to selected employees (including officers and directors who are employees) of the Company and its affiliates. Selected employees, non-employee directors and consultants are eligible to receive Stock Awards other than incentive stock options and such stock appreciation rights under the 2012 Plan. Non-employee directors are eligible only for nonstatutory stock options.  No incentive stock option may be granted under the 2012 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the incentive stock option exercise price is at least 110%of the fair market value of the stock subject to the incentive stock option on the date of grant, and the term of the option does not exceed five years from the date of grant. For incentive stock options granted under the 2012 Plan, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which such options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its affiliates) may not exceed $100,000.  Non-employee directors are eligible only for nonstatutory stock options.

If any Stock Award granted under the 2012 Plan expires or otherwise terminates without being exercised, the Common Stock not purchased pursuant to such Stock Awards again becomes available for issuance under the 2012 Plan.

The following is a description of the permissible terms of options under the 2012 Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

Exercise Price; Payment

The exercise price of incentive stock options under the 2012 Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases may not be less than 110% of such fair market value.  The exercise price of nonstatutory options under the 2012 Plan may not be less than 85% of the fair market value of the Common Stock subject to the option on the date of the option grant. However, if options were granted with exercise prices below fair market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m). See "Federal Income Tax Information." In the event of a decline in the value of the Company's Common Stock, the Board has the authority to offer employees the opportunity to replace outstanding higher priced options, whether incentive or nonstatutory, with new lower priced options. To date, the Board has not exercised such authority. To the extent required by Section 162(m), an option repriced under the 2012 Plan is deemed to be canceled and a new option granted. Both the options deemed to be canceled and the new options deemed to be granted will be counted against the2012 Plan share limitation.   The exercise price of options granted under

the 2012 Plan must be paid either: (a) in cash at the time the option is exercised; or (b) at the discretion of the Board, (i) by delivery of other Common Stock of the Company, (ii) pursuant to a deferred payment arrangement or (c) in any other form of legal consideration acceptable to the Board.

Option Exercise

Options granted under the 2012 Plan may become exercisable ("vest") in cumulative increments as determined by the Board. Shares covered by options granted in the future under the 2012 Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may be exercised. In addition, options granted under the 2012 Plan may permit exercise prior to vesting, but in such event the optionee may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase shares not yet vested at their exercise price should the optionee leave the employ of the Company before vesting. To the extent provided by the terms of an option, an optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionee, by delivering already-owned stock of the Company or by a combination of these means.

Term

The maximum term of options under the 2012 Plan is ten years. Options under the 2012 Plan terminate three months after termination of the optionee's employment or relationship as a consultant or director of the Company or any affiliate of the Company, unless (a) such termination is due to such person's permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised at any time not exceeding twelve months following such termination; (b) the optionee dies while employed by or serving as a consultant or director of the Company or any affiliate of the Company, or within three months after termination of such relationship, in which case the option may be exercised (to the extent the option was exercisable at the time of the optionee's death) within twelve months of the optionee's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (c) the option by its terms specifically provides otherwise. Individual options by their terms may provide for exercise within a longer period of time following termination of employment or the consulting relationship. The option term may also be extended in the event that exercise of the option within these periods is prohibited for specified reasons.

The following is a description of the permissible terms of stock bonuses and restricted stock purchase agreements under the 2012 Plan. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement includes the substance of each of the following provisions as appropriate:

Purchase Price

The purchase price under each restricted stock purchase agreement is such amount as the Board may determine and designate in such agreement, but in no event may the purchase price be less than eighty-five percent (85%) of the stock's fair market value on the date such award is made.  Notwithstanding the foregoing, the Board may determine that eligible participants in the 2012 Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company for its benefit.

Consideration

The purchase price of stock acquired pursuant to a stock purchase agreement must be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion. Notwithstanding the foregoing, the Board may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

Vesting

Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

Termination of Employment or Relationship as a Director or Consultant

In the event a participant's continuous status as an employee, director or consultant terminates, the Company may repurchase or otherwise re-acquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

Stock Appreciation Rights

The three types of Stock Appreciation Rights that are authorized for issuance under the 2012 Plan are as follows:

Tandem Stock Appreciation Rights.  Tandem stock appreciation rights may be granted appurtenant to an option, and are generally subject to the same terms and conditions applicable to the particular option grant to which they pertain.  Tandem stock appreciation rights require the holder to elect between the exercise of the underlying option for shares of stock and the surrender, in whole or in part, of such option for an appreciation distribution. The appreciation distribution payable on the exercised tandem right is in cash (or, if so provided, in an equivalent number of shares of stock based on fair market value on the date of the option surrender) in an amount up to the excess of (i) the fair market value (on the date of the option surrender) of the number of shares of stock covered by that portion of the surrendered option in which the optionee is vested over (ii) the aggregate exercise price payable for such vested shares.

Concurrent Stock Appreciation Rights.  Concurrent stock appreciation rights may be granted appurtenant to an option and may apply to all or any portion of the shares of stock subject to the underlying option and are generally subject to the same terms and conditions applicable to the particular option grant to which they pertain. A concurrent right is exercised automatically at the same time the underlying option is exercised with respect to the particular shares of stock to which the concurrent right pertains. The appreciation distribution payable on an exercised concurrent right is in cash (or, if so provided, in an equivalent number of shares of stock based on fair market value on the date of the exercise of the concurrent right) in an amount equal to such portion as shall be determined by the Board at the time of the grant of the excess of (i) the aggregate fair market value

(on the date of the exercise of the concurrent right) of the vested shares of stock purchased under the underlying option which have concurrent rights appurtenant to them over (ii) the aggregate exercise price paid for such shares.

Independent Stock Appreciation Rights.  Independent stock appreciation rights may be granted independently of any option and are generally subject to the same terms and conditions applicable to nonstatutory stock options. The appreciation distribution payable on an exercised independent right may not be greater than an amount equal to the excess of (i) the aggregate fair market value (on the date of the exercise of the independent right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such independent right, and with respect to which the holder is exercising the independent right on such date, over (ii) the aggregate fair market value (on the date of the grant of the independent right) of such number of shares of Company stock. The appreciation distribution payable on the exercised independent right is in cash or, if so provided, in an equivalent number of shares of stock based on fair market value on the date of the exercise of the independent right.

If there is any change in the stock subject to the 2012 Plan or subject to any Stock Award granted under the 2012 Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the 2012 Plan and Stock Awards outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such plan, and the class, number of shares and price per share of stock subject to such outstanding options.

The 2012 Plan provides that, in the event of a dissolution or liquidation of the Company, specified type of merger or other corporate reorganization (a "Change-in-Control"), to the extent permitted by law, any surviving corporation will be required to either assume Stock Awards outstanding under the 2012 Plan or substitute similar options for those outstanding under such plan, or such outstanding options will continue in full force and effect. In the event that any surviving corporation declines to assume or continue Stock Awards outstanding under the 2012 Plan, or to substitute similar Stock Awards, then the time during which such Stock Awards may be exercised shall be accelerated and the Stock Awards terminated if not exercised during such time. Individual options may contain more liberal vesting acceleration provisions.  The acceleration of a Stock Award in the event of a Change-in-Control may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

The Board may suspend or terminate the 2012 Plan without stockholder approval or ratification at any time or from time to time.  The Board may also amend the 2012 Plan at any time or from time to time.  However, no amendment will be effective unless approved by the stockholders of the Company within twelve months before or after its adoption by the Board if the amendment would: (a) modify the requirements as to eligibility for participation (to the extent such modification requires stockholder approval in order for the Plan to satisfy Section 422 of the Code, if applicable, or Rule16b-3 ("Rule 16b-3") of the Securities Exchange Act of 1934, as amended (the "Exchange Act")); (b) increase the number of shares reserved for issuance upon exercise of options; or (c) change any other provision of the Plan in any other way if such modification requires stockholder approval in order to comply with Rule 16b-3 or satisfy the requirements of Section 422 of the Code. The Board may submit any other amendment to the 2012 Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

Under the 2012 Plan, an incentive stock option may not be transferred by the optionee otherwise than by will or by the laws of descent and distribution and during the lifetime of the optionee, may be exercised only by the optionee.  A nonstatutory stock option may not be transferred except by will or by the laws of descent and distribution unless otherwise specified in the option agreement, in which case the nonstatutory stock option may be transferred upon such terms and conditions as set forth in the option, including pursuant to a domestic relations order. In any case, the optionee may designate in writing a third party who may exercise the option in the event of the optionee's death. In addition, shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer that the Board deems appropriate.

Federal Income Tax Considerations.

Incentive Stock Options.  Incentive stock options under the 2012 Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.  There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option.  However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.  If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or (b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on how long the stock was held. Long-term capital gains currently are generally subject to lower tax rates than short-term capital gains (which are taxed at the ordinary income rate).  The maximum long-term capital gains rate for federal income tax purposes is currently 20% while the maximum ordinary income rate is effectively 39.6% at the present time. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.  To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

Nonstatutory Stock Options.  Nonstatutory stock options granted under the 2012 Plan generally have the following federal income tax consequences:

There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long or short-term depending on how long the stock was held. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

Restricted Stock and Stock Bonuses.  Restricted stock and stock bonuses granted under the 2012 Plan generally have the following federal income tax consequences:

Upon acquisition of stock under a restricted stock or stock bonus award, the recipient normally will recognize taxable ordinary income equal to the excess of the stock's fair market value over the purchase price, if any.  However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the recipient elects to be taxed on receipt of the stock.  Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, if any, plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long or short-term depending on how long the stock was held from the date ordinary income is measured. Slightly different rules may apply to persons who acquire stock subject to forfeiture.

Stock Appreciation Rights.  No taxable income is realized upon the receipt of a stock appreciation right, but upon exercise of the stock appreciation right, the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the recipient in the year of such exercise. Generally, with respect to employees, the Company is required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, the Company will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the recipient.

Potential Limitation on Company Deductions.  As part of the Omnibus Budget Reconciliation Act of 1993, the U.S. Congress amended the Code to add Section 162(m), which denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to awards under the 2012 Plan, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.  Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that: (i) the stock award plan contains a per-employee limitation on the number of shares for which stock options and stock appreciation rights maybe granted during a specified period; (ii) the per-employee limitation is approved by the stockholders; (iii) the award is granted by a compensation committee comprised solely of "outside directors"; and

(iv) the exercise price of the award is no less than the fair market value of the stock on the date of grant. Compensation attributable to restricted stock will qualify as performance-based compensation, provided that: (i) the award is granted by a compensation committee comprised solely of "outside directors"; and (ii) the purchase price of the award is no less than the fair market value of the stock on the date of grant. Stock bonuses qualify as performance-based compensation under the Treasury regulations only if: (i) the award is granted by a compensation committee comprised solely of "outside directors"; (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain; (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied; and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount(or formula used to calculate the amount) payable upon attainment of the performance goal).

Where You Can Find Additional Information

We file annual, quarterly and current reports, proxy and information statements and other information with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. You may read and copy this information at the Public Reference Section at the Securities and Exchange Commission at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-(202) 942-8088. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information about issuers that file electronically with the SEC. The address of that site is http://www.sec.gov. Our public filings are also available to the public from commercial document retrieval services.

SIGNATURES

Respectfully submitted,

SRKP 16, Inc.

Date: March 23, 2012	By: _/s/ Maurizio Vecchione Maurizio Vecchione, Chief Executive Officer